SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  April 26, 2011

MID-WISCONSIN FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

WISCONSIN                     0-18542                 06-1169935

(State or Other              (Commission File         (IRS Employer

Jurisdiction of                     Number)                  Identification

                                                                                                            Incorporation)                                                       Number)

132 WEST STATE STREET

MEDFORD, WI 54451

(Address of principal executive offices, including Zip Code)

(715) 748-8300

Registrant's telephone number, including area code

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.07.       Submission of Matters to a Vote of Security Holders

On April 26, 2011, Mid-Wisconsin Financial Services, Inc. held its Annual Meeting of Shareholders.  The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulations 14A under the Securities Exchange Act of 1934, as amended:

1.                  The three nominees proposed by the Board of Directors were elected as Class I directors for a three-year term expiring at the 2014 Annual Meeting by the following votes:

            Name                                       For                               Withheld                     Broker Non-Votes

            Dr. Kim A. Gowey                  853,608                           58,308                                 185,555

            James P. Hager                        869,551                           42,365                                 185,555

            Brian B. Hallgren                     870,492                           41,424                                 185,555

            Other continuing directors include:  (1) Class II directors Kurt D. Mertens and James F. Warsaw, whose terms expire at the 2012 Annual Meeting; and (2) Class III directors James F. Melvin and Christopher J. Ghidorzi, whose terms expire at the 2013 Annual Meeting.

2.                  Approval of the non-binding advisory vote on executive compensation:

For                              Against                       Abstain                      Broker Non-votes

756,825                       70,632                         84,459                         185,555

3.                  Ratification of the appointment of Wipfli LLP as independent auditor for the year ending December 31, 2011:

For                              Against                       Abstain                      Broker Non-votes

1,066,846                    7,791                           20,834                         0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-WISCONSIN FINANCIAL SERVICES, INC.

Date:  April 29, 2011                                         By:  JAMES F. WARSAW

                                                                                 James F. Warsaw

                                                                                 President and Chief Executive Officer